UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                             ----------------

                                 FORM 8-K
                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported):
                               May 10, 2011

                              ----------------

                         WERNER ENTERPRISES, INC.
          (Exact name of registrant as specified in its charter)


     NEBRASKA                       0-14690                      47-0648386
(State or other jurisdiction of  (Commission File             (IRS Employer
incorporation)                        Number)           Identification No.)


14507 FRONTIER ROAD
POST OFFICE BOX 45308
OMAHA, NEBRASKA                                                       68145
(Address of principal                                            (Zip Code)
executive offices)

    Registrant's telephone number, including area code:  (402) 895-6640


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

(a)   Annual Meeting Date.
      -------------------

The Annual Meeting of Stockholders of the Company was held on May 10, 2011 (the "Annual Meeting").

(b)   Election of Directors and Other Matters Voted Upon.
      --------------------------------------------------

At the Annual Meeting, the four proposals stated below were submitted to a vote of the Company's stockholders of record as of March 21, 2011. (Each proposal is described in detail in the Company's definitive proxy statement filed with the SEC on March 31, 2011.)

The votes on each proposal are provided below.

Proposal 1.  The Company's stockholders elected three Class II directors to
----------
each serve on the Company's Board for a three-year term expiring at the 2014 Annual Meeting of Stockholders and until their respective successors are elected and qualified. Final voting results for the elected directors were as follows:


                                                                    Broker
                           For         Against      Abstained     Non-Votes
                       -----------   -----------   -----------   -----------

Gary L. Werner          64,019,315        0          879,576      4,019,138

Gregory L. Werner       64,042,643        0          856,248      4,019,138

Michael L. Steinbach    64,340,890        0          558,001      4,019,138


Proposal 2.  The Company's stockholders approved the advisory resolution on
----------
executive compensation.  Final voting results were as follows:


                                                                Broker
      For              Against             Abstained          Non-Votes
  ----------          ---------            ---------          ---------

  62,271,890           879,513             1,747,488          4,019,138


Proposal  3.   The  Company's stockholders held an  advisory  vote  on  the
-----------
frequency of future advisory votes on executive compensation and voted to conduct such future advisory votes once every three years. Final voting results were as follows:


   Every          Every          Every                           Broker
   Year         Two Years     Three Years      Abstained       Non-Votes
----------     -----------    -----------     -----------     -----------

26,410,935       366,954       36,314,195      1,806,807       4,019,138


In light of the Proposal 3 voting results, the Board determined at its annual meeting held on May 10, 2011 that an advisory resolution on executive compensation will be included in the Company's proxy materials once every three years.

Proposal  4.  The Company's stockholders ratified the appointment  of  KPMG
-----------
LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011. Final voting results were as follows:


                                                                Broker
      For              Against             Abstained          Non-Votes
  ----------         -----------          -----------        -----------

  68,729,072           180,837               8,120                0




                                SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WERNER ENTERPRISES, INC.


Date:      May 10, 2011                 By:  /s/ John J. Steele
          ------------------                 ------------------------------
                                             John J. Steele
                                             Executive Vice President,
                                              Treasurer and Chief
                                              Financial Officer


Date:      May 10, 2011                 By:  /s/ James L. Johnson
          ------------------                 ------------------------------
                                             James L. Johnson
                                             Executive Vice President,
                                              Chief Accounting Officer and
                                              Corporate Secretary